                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e) (2) )
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
--------------------------------------------------------------------------------
                 Name of Registrant as Specified in its Charter

--------------------------------------------------------------------------------
      Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check Appropriate Box):

[X] No fee required
[ ] Fee computed on table below per exchange Act Rules 14a-6 (i) (1) and 0-11.

   (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:
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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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   (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
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   (2) Form, Schedule or Registration Statement No.:
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   (4) Date File:
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

                                AMERICAN MORTGAGE
                               ACCEPTANCE COMPANY
                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       ON
                                  JUNE 12, 2002

                        ---------------------------------

                                                                  April 30, 2002
To the Shareholders of American Mortgage Acceptance Company:

      NOTICE IS HEREBY GIVEN THAT the 2002 Annual Meeting of American Mortgage Acceptance Company ("AMAC") will be held on Tuesday, June 11, 2002 at 1:30 P.M. (local time), at the law offices of Paul Hastings Janofsky & Walker, LLP, 75 East 55th Street, New York, New York for the following purposes:

      (1) The election of five (5) Trustees for a term of one year to expire in 2003.

      (2) The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The Board of Trustees recommends a vote "FOR" each of the listed nominees. The accompanying proxy statement contains additional information and should be carefully reviewed by shareholders.

      The Board of Trustees has fixed the close of business on April 16, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

                                        By Order of the Board of Trustees



                                        /s/ Stuart J. Boesky
                                        -------------------------------------
                                        Stuart J. Boesky
                                        President and Chief Executive Officer



      IT IS MOST IMPORTANT THAT YOU COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED STAMPED, SELF-ADDRESSED PROXY CARD.

      YOUR FAILURE TO PROMPTLY RETURN THE PROXY INCREASES THE OPERATING COSTS OF YOUR INVESTMENT.

      YOU ARE CORDIALLY INVITED TO PERSONALLY ATTEND THE MEETING, BUT YOU SHOULD RETURN THE PROXY CARD WHETHER OR NOT YOU ATTEND THE MEETING.

                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
                               625 MADISON AVENUE
                           NEW YORK, NEW YORK, 10022
                        ---------------------------------
                                 PROXY STATEMENT
                        ---------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                        ---------------------------------

                                  INTRODUCTION

      The accompanying form of proxy is solicited on behalf of the Board of Trustees (the "Board of Trustees", each individual trustee serving thereon, a "Trustee") of American Mortgage Acceptance Company ("AMAC" or the "Company") for use at the Annual Meeting of Shareholders of AMAC (the "Meeting") to be held Tuesday, June 11, 2002 at 1:30 P.M. (local time), at the law offices of Paul Hastings Janofsky & Walker, LLP, 75 East 55th Street, New York, New York and at any adjournment or postponement thereof. AMAC has first mailed these proxy materials to holders (the "Shareholders") of shares of beneficial interest in AMAC (the "Shares"), on or about May 1, 2002. AMAC's executive offices are located at 625 Madison Avenue, New York, New York 10022 (telephone: (212) 588-1765). Shareholders of record at the close of business on April 16, 2002 (the "Record Date") will be entitled to vote at the Meeting or at any adjournment or postponement thereof.

      Shares represented by properly executed proxy cards received by AMAC at or prior to the Meeting will be voted according to the instructions indicated on the proxy card. If no instructions are given, the persons named on the proxy card intend to vote the Shares so represented "FOR" the election of each of the nominees for re-election as Trustees.

      Proxies may be revoked by those persons executing proxies at any time before the authority granted thereby is exercised by delivering to AMAC's secretary at or prior to the Meeting a written notice of revocation bearing a later date than the date of the proxy, duly executing a subsequently dated proxy with respect to the same Shares represented by the proxy and delivering it to AMAC's secretary at or before the Meeting or attending the Meeting and voting in person, although attendance at the Meeting will not, by itself, constitute revocation. Any written notice revoking a proxy should be delivered at or prior to the Meeting to the attention of the secretary, American Mortgage Acceptance Company, 625 Madison Avenue, New York, New York 10022.

      The Board of Trustees recommends a vote "FOR" each of the Trustees.

      As of April 16, 2002 approximately 6,363,630 Shares of AMAC were outstanding, with each Share entitled to one vote on all matters that may come before the Meeting.

                           PROPOSAL BEFORE THE MEETING

ELECTION OF TRUSTEES

      At the Meeting, five Trustees are to be elected for one-year terms expiring in 2003. All of the nominees are currently Trustees of AMAC. Trustees are elected by a plurality of the votes cast (assuming the presence of a quorum consisting of a majority of the Shareholders whether present in person or by proxy).

      Unless Shareholders otherwise specify, the Shares represented by the proxies will be voted "FOR" the indicated nominees for election as Trustees. If for any reason any of the nominees become unavailable for election, the proxies solicited will be voted for such nominees as are selected by the Board of Trustees. The Board of Trustees has no reason to believe that any of the nominees will be unable or unwilling to continue to serve as a Trustee if elected. However, in the event that any nominee should be unable or for good cause unwilling to serve, the Shares represented by proxies received will be voted for another nominee selected by the Board of Trustees. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE LISTED NOMINEES.

      The following table sets forth information with respect to each nominee nominated to serve as a Trustee for a term to expire in 2003.



NAME OF TRUSTEE/
NOMINEE FOR ELECTION                  AGE    PRINCIPAL OCCUPATION
--------------------                  ---    --------------------
Stuart J. Boesky . . . . . . . . . .  44     Mr. Boesky is Chairman, the President and Chief Executive
                                             Officer of AMAC and is the President and Director of Related
                                             AMI Associates, Inc. (the "Advisor"). Mr. Boesky is also a partner and Senior Managing Director of Related Capital
                                             Company ("Related"), the financial services affiliate of The
                                             Related Companies, L.P. ("TRCLP"). Mr. Boesky practiced real estate and tax law in New York City with the law firm of
                                             Shipley & Rothstein from 1984 until February 1986 when he
                                             joined Related. From 1983 to 1984, Mr. Boesky practiced law with the Boston law firm of Kaye, Fialkow, Richmond &
                                             Rothstein (which subsequently merged with Stroock & Stroock &
                                             Lavan) and from 1978 to 1980 was a consultant specializing in real estate at the accounting firm of Laventhol & Horwath. Mr.
                                             Boesky is the sole shareholder of one of the general partners of Related. Mr. Boesky graduated from Michigan State
                                             University with a Bachelor of Arts degree and from Wayne State
                                             School of Law with a Juris Doctor degree. He then received a
                                             Master of Laws degree in Taxation from Boston University
                                             School of Law. Mr. Boesky also serves on the Board of
                                             Directors of Aegis Realty, Inc. ("Aegis") and the Board of
                                             Trustees of Charter Municipal Mortgage Acceptance Company
                                             ("CharterMac"), two public companies that are both managed by affiliates of the Advisor.

Peter T. Allen . . . . . . . . . . .  56     Mr. Allen is a Trustee and is the President of Peter Allen &
                                             Associates, Inc., a real estate development and management firm, in which capacity he has been responsible for the
                                             leasing, refinancing and development of major commercial
                                             properties. Mr. Allen has also been an Adjunct Professor of the Graduate School of Business at the University of Michigan
                                             since 1981. Mr. Allen received a Bachelor of Arts Degree in history/economics from DePauw University and a Masters Degree in Business Administration with Distinction from the
                                             University of Michigan. Mr. Allen has been an Independent
                                             Director since 1991 and is a member of the Audit and
                                             Compensation Committees. Mr. Allen also serves on the Board of
                                             Trustees of CharterMac and on the Board of Directors of Aegis.

Arthur P. Fisch  . . . . . . . . . .  60     Mr. Fisch is a Trustee and is an attorney in private practice specializing in real property and securities law since October
                                             1987, with Arthur P. Fisch, P.C. and Fisch & Kaufman. From
                                             1975-1987, Mr. Fisch was employed by E.F. Hutton & Company, serving as First Vice President in the Direct Investment
                                             Department from 1981-1987 and associate general counsel from
                                             1975-1980 in the legal department. As First Vice President, he was responsible for the syndication and acquisition of
                                             residential real estate. Mr. Fisch received a B.B.A. from
                                             Bernard Baruch College of the City University of New York and
                                             a Juris Doctor degree from New York Law School. Mr. Fisch is admitted to practice law in New York and Pennsylvania. Mr.
                                             Fisch has been an Independent Director since 1991 and is a member of the Audit and Compensation Committees. Mr. Fisch also serves on the Board of Trustees of CharterMac and the
                                             Board of Directors of Aegis.


NAME OF TRUSTEE/
NOMINEE FOR ELECTION                  AGE    PRINCIPAL OCCUPATION
--------------------                  ---    --------------------
Alan P. Hirmes . . . . . . . . . . .  47     Mr. Hirmes is a Senior Vice President of AMAC and is the
                                             Senior Vice President of the Advisor. Mr. Hirmes is also
                                             the sole shareholder of one of the general partners of
                                             Related, and is a Senior Managing Director of Related,
                                             where he is responsible for overseeing the finance,
                                             accounting, dispositions and investor services
                                             departments. Mr. Hirmes has been a Certified Public
                                             Accountant in New York since 1978. Prior to joining
                                             Related in October 1983, Mr. Hirmes was employed by
                                             Weiner & Co., certified public accountants. Mr. Hirmes
                                             graduated from Hofstra University with a Bachelor of
                                             Arts degree. Mr. Hirmes also serves on the Board of
                                             Trustees of CharterMac and the Board of Directors of
                                             Aegis.

Scott M. Mannes  . . . . . . . . . .  42     Mr. Mannes is a Trustee of AMAC and is the co-founder of
                                             Drawbridge Capital, LLC, an investment firm that
                                             operates as an advisor and service provider to, and
                                             investor in, the specialty finance industry. Prior to
                                             Drawbridge, Mr. Mannes was a key participant in the
                                             development and evolution of the investment banking and
                                             merchant banking operations during his nine year tenure
                                             at ContiFinancial Corporation, most notably as
                                             Co-President of ContiFinancial Services Corporation. Mr.
                                             Mannes was instrumental in developing the investment
                                             banking, merchant banking and venture capital activities
                                             for ContiFinancial, including managing the acquisitions
                                             of assets and investment banking relationships to
                                             promote the company's securitization activities and
                                             managing the acquisition of equity interests in
                                             affiliate residential and commercial loan origination
                                             companies. Prior to joining ContiFinancial in 1990, Mr.
                                             Mannes spent seven years with Financial Guaranty
                                             Insurance Company, developing the first financial
                                             guaranties applied to sub-prime mortgage loan
                                             securitizations. Mr. Mannes is a graduate of Statue
                                             University at Albany and received an MPA in Public
                                             Administration from the Rockefeller School of Public
                                             Affairs and Policy.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

      The Board of Trustees directs the management of the business of AMAC, but retains Related AMI Associates, Inc. (the "Advisor") to manage the Company's day-to-day affairs. The Board of Trustees delegates to the Advisor responsibilities with respect to, among other things, overseeing the portfolio of assets of AMAC and acquiring and disposing of investments. During 2001, the Board of Trustees held ten meetings, the Audit Committee held four meetings and the Compensation Committee did not hold any meetings. The average attendance in the aggregate of the total number of Board of Trustees and committee meetings was 98%.

      The Trustees and Executive Officers of AMAC are as follows:

                                                                         YEAR FIRST BECAME
NAME                                   AGE        OFFICE HELD             OFFICER/TRUSTEE      TERM EXPIRES
----                                   ---        -----------            -----------------     ------------
Stuart J. Boesky . . . . . . . .       44     Chairman of the Board,           1991                2002
                                              Chief Executive Officer
                                              and President
Peter T. Allen . . . . . . . . .       56     Managing Trustee                 1991                2002
Arthur P. Fisch. . . . . . . . .       60     Managing Trustee                 1991                2002
Alan P. Hirmes . . . . . . . . .       47     Managing Trustee and          1991/2001              2002
                                              Senior Vice President
Scott M. Mannes. . . . . . . . .       42     Managing Trustee                 2001                2002
Steven B. Wendel . . . . . . . .       39     Chief Operating Officer          1999                  --
Denise L. Kiley. . . . . . . . .       42     Senior Vice President            1999                  --
Marc D. Schnitzer. . . . . . . .       41     Senior Vice President            1999                  --
Michael I. Wirth . . . . . . . .       43     Senior Vice President            2000                  --
                                              and Chief Financial Officer
John J. Sorel. . . . . . . . . .       41     Senior Vice President            1999                  --
Mark J. Schlacter  . . . . . . .       51     Vice President                   1993                  --
Gary Parkinson . . . . . . . . .       53     Controller                       1997                  --
Teresa Wicelinski. . . . . . . .       36     Secretary                        1998                  --

-------------------
      Biographical information with respect to Messrs. Boesky, Allen, Fisch, Hirmes and Mannes is set forth under "PROPOSAL BEFORE THE MEETING" above.

      STEVEN B. WENDEL is the Chief Operating Officer of AMAC and is responsible for the origination and acquisition of AMAC's mortgage products. Mr. Wendel is also a Senior Vice President of Related. Prior to joining Related in June, 1999, Mr. Wendel was a Managing Director of the commercial loan origination and securitization program at ContiFinancial Corporation, which originated approximately $2.6 billion of commercial loans. From 1989-1992, Mr. Wendel was a senior associate of the structured finance/MBA rotational program at Coopers & Lybrand. From 1987-1989, he was a consultant at Martin E. Segal Company, and from 1984-1987, he was a pricing analyst at Metropolitan Life Insurance Company. Mr. Wendel holds his Masters in Business Administration from the Stern School of Business Administration at New York University and his Bachelor of Arts in economics from the University of Pennsylvania.

      DENISE L. KILEY is a Senior Vice President of AMAC and is a Managing Director of Related, responsible for overseeing the underwriting and asset management departments. Ms. Kiley oversees the underwriting approval of all real estate properties invested in Related sponsored corporate, public and private equity and debt funds. Prior to joining Related in 1990, Ms. Kiley had experience acquiring, financing and managing the assets of multifamily residential properties. From 1981 through 1985 she was an auditor with a national accounting firm. Ms. Kiley holds a Bachelor of Science degree in Accounting from Boston College and is a Member of the Affordable Housing Roundtable.

      MARC D. SCHNITZER is a Senior Vice President of AMAC. Mr. Schnitzer is also a Managing Director of Related and the Director of Related's Tax Credit Acquisitions Group. Mr. Schnitzer received a Master of Business Administration degree from The Wharton School of The University of Pennsylvania in December 1987, and joined Related in January, 1988. From 1983 to 1986, Mr. Schnitzer was a Financial Analyst in the Fixed Income Research Department of The First Boston Corporation in New York. Mr. Schnitzer received a Bachelor of Science degree, summa cum laude, in Business Administration from the School of Management at Boston University.

      MICHAEL I. WIRTH is the Chief Financial Officer and Senior Vice President of AMAC. Mr. Wirth is also a Senior Vice President of Related. Mr. Wirth joined Related in August, 2000. Prior to Related, Mr. Wirth was a vice president in the real estate group at CGA Investment Management where he was responsible for the underwriting, investment and management of all commercial real estate debt investments made by the company. Prior to CGA, Mr. Wirth spent 4 years as a senior manager at Deloitte & Touche in the realty consulting group and technology solutions practice and 5 years as a senior manager and national director to the financial services industry at The Roulac Group of Deloitte & Touche. Mr. Wirth received a Bachelors in Business Administration from Georgia State University. He has been a Certified Public Accountant since 1986.

      JOHN SOREL is a Senior Vice President of AMAC and is a Senior Vice President of Related. Mr. Sorel is responsible for overseeing construction risk management and loan servicing for AMAC. Prior to joining Related in November, 1999, Mr. Sorel was a Vice President for BankBoston in their real estate department from 1993-1999, where he originated and managed over $150 million of corporate and construction loan facilities for the low income housing tax credit industry. From 1991-1993, Mr. Sorel worked as an Assistant Vice President for Recoll Management. Mr. Sorel holds a Bachelor of Arts degree in Economics from Syracuse University.

      MARK J. SCHLACTER is a Vice President of AMAC and is responsible for AMAC's FHA mortgage acquisitions program. Mr. Schlacter is also a Vice President of Related and has been with Related since June 1989. Prior to joining Related, Mr. Schlacter garnered 16 years of direct real estate experience covering retail and residential construction, single and multifamily mortgage origination and servicing, commercial mortgage origination and servicing, property acquisition and financing, and mortgage lending program underwriting and development. He was a Vice President with Bankers Trust Company from 1986 to June 1989, and held prior positions with Citibank, Anchor Savings Bank and the Pyramid Companies covering the 1972-1986 period. Mr. Schlacter holds a Bachelor of Arts degree in Political Science from Pennsylvania State University.

      GARY PARKINSON is the controller of AMAC. Mr. Parkinson is also an Assistant Vice President of Related. Mr. Parkinson has been Certified Public Accountant in New York since 1987. Prior to joining Related in September 2000, Mr. Parkinson was employed by American Real Estate Partners, L.P. from July 1991 to September 2000, Integrated Resources, Inc. from August 1988 to July 1991 and Ernst and Young from September 1984 to August 1988. Mr. Parkinson graduated from Northeastern University and The Johnson Graduate School of Business at Cornell University.

      TERESA WICELINSKI is the Secretary of AMAC. Ms. Wicelinski joined Related in June 1992, and prior to that date was employed by Friedman, Alprin & Green, certified public accountants. Ms. Wicelinski graduated from Pace University with a Bachelor of Arts Degree in Accounting.

COMMITTEES OF THE BOARD OF TRUSTEES

      The Board of Trustees has standing Audit and Compensation Committees. The Audit Committee's duties include the review and oversight of all transactions with affiliates of AMAC, the periodic review of AMAC's financial statements and meetings with AMAC's independent auditors. The Audit Committee is comprised of Messrs. Allen, Mannes and Fisch, each of which are deemed "independent" under the rules of the American Stock Exchange, and had four meetings during AMAC's fiscal year ended December 31, 2001.

      The Compensation Committee's duties include the determination of compensation, if any, of AMAC's executive officers and of the Advisor and the administration of AMAC's Incentive Share Option Plan. The Compensation Committee must have at least two members, each of which must be Independent Trustees. The Compensation Committee is comprised of Messrs. Allen and Fisch and did not hold any meetings during AMAC's fiscal year ended December 31, 2001.

                                   THE ADVISOR

      The directors and executive officers of Related AMI Associates, Inc., are set forth below. These officers of the Advisor may also provide services to AMAC on behalf of the Advisor.

RELATED AMI ASSOCIATES, INC.
                                                               YEAR FIRST BECAME
NAME                              AGE       OFFICES HELD         OFFICER/MEMBER
----                              ---       ------------       -----------------
Stuart J. Boesky . . . . . . . .  44    Director and President       1991
Alan P. Hirmes . . . . . . . . .  47    Senior Vice President        1991
Michael J. Brenner . . . . . . .  56    Director                     1999
Gary Parkinson . . . . . . . . .  52    Treasurer                    2000
Teresa Wicelinski. . . . . . . .  36    Secretary                    1998

      Biographical information with respect to Mr. Parkinson and Ms. Wicelinski is set forth under "Trustees and Officers" above and with respect to Messrs. Hirmes and Boesky is set forth under "PROPOSAL BEFORE THE MEETING" above.

      MICHAEL J. BRENNER is a Director of the Advisor, and is the Executive Vice President and Chief Financial Officer of TRCLP. Prior to joining TRCLP in 1996, Mr. Brenner was a partner with Coopers & Lybrand, having served as managing partner of its Industry Programs and Client Satisfaction initiatives from 1993-1996, managing partner of the Detroit group of offices from 1986-1993 and Chairman of its National Real Estate Industry Group from 1984-1986. Mr. Brenner graduated SUMMA CUM LAUDE from the University of Detroit with a Bachelors degree in Business Administration and from the University of Michigan with a Masters of Business Administration, with distinction. Mr. Brenner also serves on the Board of Directors of Aegis and the Board of Trustees of CharterMac.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AMAC's officers and trustees, and persons who own more than ten percent of a registered class of AMAC's equity securities, to file reports of ownership and changes in ownership with the Commission. These persons are required by regulation of the Commission to furnish AMAC with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, AMAC believes that during the fiscal year ended December 31, 2001, AMAC's officers, trustees and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

TRUSTEES AND MANAGEMENT

      AMAC has ten executive officers and five Trustees (three of whom are Independent Trustees). AMAC does not pay or accrue any fees, salaries or other forms of compensation to its officers other than options which may be received under the Share Option Plan. Independent Trustees receive compensation for serving as Independent Trustees at the rate of $10,000 per year payable in cash, in addition to an expense reimbursement for attending meetings of the Board of Trustees.

      The Advisor, at its expense, provides all personnel necessary to conduct AMAC's regular business. The Advisor receives various fees for advisory and other services performed under the Advisory Agreement, as further described in the "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" section of this Proxy Statement. An affiliate of the Advisor pays all salaries, bonuses and other compensation (other than options which may be received under the Share Option
Plan) to the officers of AMAC and the Advisor. Certain members and officers of the sole general partner of the Advisor and certain officers of AMAC receive compensation from the Advisor and its affiliates for services performed for various affiliated entities, which may include services performed for AMAC. Such compensation may be based in part on the performance of AMAC; however, the Advisor believes that any compensation attributable to services performed for AMAC is immaterial.

SHARE OPTION PLAN

      AMAC has adopted an Incentive Share Option Plan (the "Plan"), the purpose of which is (i) to attract and retain qualified persons as trustees and officers and (ii) to incentivize and more closely align the financial interests of the Advisor and its employees and officers with the interests of the Shareholders by providing the Advisor with substantial financial interest in AMAC's success. The Compensation Committee, which is comprised of Messrs. Allen and Fisch, administers the Plan. Pursuant to the Plan, if AMAC's distributions per Share in the immediately preceding calendar year exceed $1.45 per Share, the Compensation Committee has the authority to issue options to purchase, in the aggregate, that number of Shares which is equal to three percent of the Shares outstanding as of December 31 of the immediately preceding calendar year (or in the initial year, as of December 31, 1999), provided that the Compensation Committee may only issue, in the aggregate, options to purchase a maximum number of Shares over the life of the Plan equal to 383,863 Shares (i.e. 10% of the Shares outstanding on December 31, 1999.)

      Subject to the limitations described in the preceding paragraph, if the Compensation Committee does not grant the maximum number of options in any year, then the excess of the number of authorized options over the number of options granted in such year will be added to the number of authorized options in the next succeeding year and will be available for grant by the Compensation Committee in such succeeding year.

      All options granted by the Compensation Committee will have an exercise price equal to or greater than the fair market value of the Shares on the date of the grant. The maximum option term is ten years from the date of grant. All Share options granted pursuant to the Incentive Share Option Plan may vest immediately upon issuance or in accordance with the determination of the Compensation Committee. No options were granted for the years ended December 31, 1999 and December 31, 2000. In 2001, AMAC distributed $1.45 per Share; therefore, the Compensation Committee is not authorized to issue options for the year ended December 31, 2001.

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee is comprised of two Independent Trustees (Messrs. Allen and Fisch). The role of the Compensation Committee is to administer the policies governing the Plan. Because AMAC does not pay salaries and bonuses to the officers of AMAC or the Advisor, the Compensation Committee does not determine executives' salary levels. Subject to the restrictions contained in the Plan, option compensation is intended to be set at a level competitive with the amounts paid to the management of similarly sized companies in similar industries. The Committee also evaluates the performance of management when determining the number of options to be issued.

      AMAC's grants of stock options are structured to link the compensation of the officers of AMAC and the officers of the Advisor with AMAC's performance. Through the establishment of the Plan, AMAC has aligned the financial interests of its executives (and the executives of the Advisor) with the results of AMAC's performance, which is intended to enhance Shareholder value. The Compensation Committee may only grant options if certain performance levels are met and is limited in the number of options which may be granted each year (See "Share Option Plan" above). The amount of options which may be granted will be set at levels that the Compensation Committee believes to be consistent with others in AMAC's industry, with such compensation contingent upon AMAC's level of annual and long-term performance.

      Section 162(m) was added to the Internal Revenue Code as part of the Omnibus Budget Reconciliation Act of 1993. Section 162(m) limits the deduction for compensation paid to the Chief Executive Officer and the other executive officers to the extent that compensation of a particular executive exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. It is AMAC's goal to have compensation paid to its five most highly compensated officers qualify as performance based compensation deductible for federal income tax purposes under Section 162(m). Given the fact that AMAC is externally managed and the only compensation that currently may be paid to its executives are options pursuant to the Plan, it is unlikely that Section 162(m) will present any concerns.

                                                 COMPENSATION COMMITTEE

                                                 Peter T. Allen Arthur
                                                 P. Fisch

STOCK PERFORMANCE GRAPH

      The following stock performance graph compares AMAC's performance to the S&P 500 and the NAREIT Mortgage REIT Index. The graph assumes a $100 investment on July 1, 1999 (which is the month in which AMAC's Shares commenced trading on the American Stock Exchange). All stock price performance figures includes the reinvestment of dividends.

                 COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*
                  AMONG AMERICAN MORTGAGE ACCEPTANCE COMPANY,
                THE S&P 500 INDEX AND THE NAREIT MORTGAGE INDEX





                             [ PERFORMANCE GRAPH ]





----------------------

* $100 invested on 7/1/99 in stock or on 6/30/99 in index-including reinvestment of dividends. Fiscal year ending December 31.



CUMULATIVE TOTAL RETURN

                             7/1/99      12/99       12/00       12/01
                           --------    -------     -------     --------
AMAC. . . . . . . . . . .  $ 100.00    $ 74.05     $ 78.78     $ 161.93
S & P 500 . . . . . . . .    100.00     107.71       97.90        86.26
NAREIT MORTGAGE . . . . .    100.00      58.84       68.23       121.00

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      As of April 16, 2002, no one was known by AMAC to be the beneficial owner of more than five percent of the outstanding Shares of AMAC.

      As of April 16, 2002, Trustees and senior officers of AMAC and members and senior officers of the Advisor own directly or beneficially Shares of AMAC as follows:


                                                                     AMOUNT AND NATURE OF
NAME                                         TITLE                   BENEFICIAL OWNERSHIP      PERCENT OF CLASS
----                                         -----                   --------------------      ----------------
Stephen M. Ross. . . . . . . . . .   Majority shareholder of           83,308 Shares 1               1.31%
                                   the Advisor

Alan P. Hirmes . . . . . . . . . .  Senior Vice President              86,921 Shares 1               1.37%
                                    of AMAC and SVP of
                                   the Advisor

Stuart J. Boesky . . . . . . . . .  Chairman, President and            93,421 Shares 1               1.47%
                                    CEO of AMAC and Director
                                    and President of the Advisor

Peter T. Allen . . . . . . . . . .  Trustee of AMAC                         0 Shares                   --

Arthur P. Fisch. . . . . . . . . .  Trustee of AMAC                         0 Shares                   --

Steven B. Wendel . . . . . . . . .  COO of AMAC                         3,548 Shares                    *

Scott M. Mannes. . . . . . . . . .  Trustee of AMAC                         0 Shares                   --

Michael I. Wirth . . . . . . . . .  CFO & SVP of AMAC                   1,500 Shares                    *

Denise L. Kiley. . . . . . . . . .  Senior VP of AMAC                   1,613 Shares                    *

Marc D. Schnitzer. . . . . . . . .  Senior VP of AMAC                   1,613 Shares                    *

John J. Sorel. . . . . . . . . . .  Senior VP of AMAC                       0 Shares                   --

Michael J. Brenner . . . . . . . .  Director of the Advisor             2,500 Shares                    *

All Senior Officers and Trustees of AMAC
and the Advisor as a group (12 persons)                               127,808 Shares 1               2.00%

----------------------
1 73,308 of these Shares are owned by the Advisor, of which Messrs. Ross, Hirmes, and Boesky are majority owners.

*     Less than 1% of the Shares outstanding

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      AMAC has and will continue to have certain relationships with the Advisor and its affiliates. However, there have been no direct financial transactions between AMAC and its Trustees and officers or the directors and officers of the Advisor.

AFFILIATED TRANSACTIONS

      As of December 31, 2001, AMAC had seven mortgage investments, totaling approximately $11,480,000 in which the borrowers are affiliates of Related. Typically, these affiliate borrowers are limited partnerships where the general partner is either an affiliate of Related or an unaffiliated third party with a 1% general partnership interest and the 99% limited partner is a limited partnership in which an affiliate of Related owns a 1% general partnership interest and one or more Fortune 500 companies owns a 99% limited partnership interest.

ADVISORY AGREEMENT

      AMAC and the Advisor entered into an Advisory Agreement pursuant to which the Advisor is obligated to use its best efforts to seek out and present to AMAC, whether through its own efforts or those of third parties retained by it, suitable and a sufficient number of investment opportunities which are consistent with the investment policies and objectives of AMAC and consistent with such investment programs as the Board of Trustees may adopt from time to time in conformity with AMAC's Trust Agreement.

      Although the Board of Trustees has continuing exclusive authority over the management of AMAC, the conduct of its affairs and the management and disposition of AMAC's assets, the Board of Trustees has delegated to the Advisor, subject to the supervision and review of the Board of Trustees and consistent with the provisions of the Trust Agreement, the power and duty to:
(i) obtain, furnish and/or supervise the services necessary to perform any ministerial functions in connection with the management of AMAC's day-to-day operations; (ii) seek out and present to AMAC, whether through its own efforts or those of third parties retained by it, suitable and a sufficient number of investment opportunities which are consistent with the investment objectives and policies of AMAC as adopted by the Trustees from time to time; (iii) exercise absolute discretion, subject to the Trustees' review, in decisions to originate, acquire, retain, sell or negotiate for the prepayment or restructuring of mortgages and other investments of AMAC; (iv) recommend investment opportunities consistent with AMAC's investment objectives and policies and negotiate on behalf of AMAC with respect to potential investments or the disposition thereof;
(v) upon request, cause an affiliate to serve as the mortgagee of record for the Mortgages of AMAC if such affiliate is qualified to do so and in that capacity to hold escrows on behalf of mortgagors in connection with the servicing of mortgages, which it may deposit with various banks including banks with which it may be affiliated; (vi) obtain for AMAC such other services as may be required in acquiring or disposing of investments, disbursing and collecting the funds of AMAC, paying the debts and fulfilling the obligations of AMAC, and handling, prosecuting and settling any claims of AMAC, including foreclosing and otherwise enforcing mortgages and other liens securing investments; (vii) obtain for AMAC such services as may be required for property management, mortgage brokerage and servicing, and other activities relating to the investment portfolio of AMAC;
(viii) evaluate, structure and negotiate potential prepayments or sales of mortgages and other investments and, if applicable, coordinate with government agencies and Fannie Mae and Freddie Mac in connection therewith; (ix) monitor annual Participating Interest Payments, monitor operations and expenses of the Developments, and verify computations of annual Participating Interest Payments;
(x) from time to time, or as requested by the Board of Trustees, make reports to AMAC as to its performance of the foregoing services; (xi) do all things necessary to assure its ability to render the services contemplated herein.

      The Advisory Agreement is renewed annually by AMAC, subject to an evaluation of the performance of the Advisor by the Board of Trustees. The Advisory Agreement may be terminated (i) without Cause by the Advisor or (ii) for Cause by a majority of the Independent Trustees, each without penalty, and each upon 60 days' prior written notice to the non-terminating party.

      Pursuant to the terms of the Advisory Agreement, the Advisor is entitled to receive the fees and other compensation set forth below:


FEES/COMPENSATION/POINTS*                  AMOUNT
-------------------------                  ------
Asset Management Fee . . . . . . . . . .   equal to .625% on existing Original Mortgage
                                           Investments; .355% on new Original Mortgage Investments;
                                           .355% on investment grade Additional Mortgage
                                           Investments; .750% on non-investment grade Additional
                                           Mortgage Investments; and 1.000% on unrated Additional
                                           Mortgage Investments.**


FEES/COMPENSATION/POINTS*                 AMOUNT
-------------------------                 ------
Annual                                    Incentive Fee . . . . . . . . . .
                                          Subject to a minimum annual
                                          Distributions being made to
                                          Shareholders from CAD of $1.45 per
                                          Share, the Advisor shall be entitled
                                          to receive incentive compensation for
                                          each fiscal year in an amount equal to
                                          the product of: (A) 25% of the dollar
                                          amount by which (1) (a) Funds From
                                          Operations of the Company (before the
                                          Annual Incentive Fee) per Share (based
                                          on the weighted average number of
                                          Shares outstanding), plus (b) gains
                                          (or minus losses) from debt
                                          restructuring and sales of property
                                          per share (based on the weighted
                                          average number of Shares outstanding),
                                          exceed (2) an amount equal to the
                                          greater of: (a) (i) the weighted
                                          average of (x) $20 (the price per
                                          Share of the initial public offering)
                                          and (y) the prices per Share of any
                                          secondary offerings by the Company
                                          multiplied by (ii) the Ten-Year U.S.
                                          Treasury Rate plus 2% per annum; and
                                          (b) $1.45 multiplied by (B) the
                                          weighted average number of Shares
                                          outstanding during such year.

Origination                               Points . . . . . . . . . . . Advisor
                                          receives, with respect to each
                                          mortgage investment originated by
                                          AMAC, a portion of the origination
                                          points paid by borrowers equal to up
                                          to 1% of the principal amount and AMAC
                                          receives the portion of the
                                          origination points paid by borrowers
                                          in excess of 1% of the principal
                                          amount of such mortgage investment.

Operating Expense Reimbursement. . . . .  for direct expenses incurred by the Advisor.
Incentive Share Options. . . . . . . . .  the Advisor may receive options to acquire additional
                                          Shares pursuant to AMAC's Incentive
                                          Share Option Plan only if AMAC's
                                          distributions in any year exceed $1.45
                                          per Share, and the Compensation
                                          Committee of the Board of Trustees
                                          determines to grant such options.

-----------------------
* The Advisor is also permitted to earn miscellaneous compensation which may include, without limitation, construction fees, escrow interest, property management fees, leasing commissions and insurance brokerage fees. The payment of any such compensation is generally limited to the competitive rate for the services being performed.

** Original Mortgage Investments" means investments authorized under the AMAC's original investment policy, which include originated Mortgages, acquired Mortgages and additional loans (and within such terms are also included REMICS, CMOs, GNMA, FHA and FHLMC Pass-Through Certificates). "Additional Mortgage Investments" shall mean uninsured mortgage loans, construction loans, bridge loans, mezzanine loans, mortgage derivatives, commercial mortgage backed securities ("CMBS") subordinated interests (including subordinated interests in CMBS).

      The Advisor may engage in other business activities related to real estate, mortgage investments or other investments whether similar or dissimilar to those made by AMAC, or act as Advisor to any other person or entity having investment policies whether similar or dissimilar to those of AMAC. Before the Advisor, the officers and directors of the Advisor and all persons controlled by the Advisor and its officers and directors may take advantage of an opportunity for their own account or present or recommend it to others, they are obligated to present such investment opportunity to AMAC if (i) such opportunity is of a character which could be taken by AMAC, (ii) such opportunity is compatible with AMAC's investment objectives and policies and (iii) AMAC has the financial resources to take advantage of such opportunity.

      The Trust Agreement and Advisory Agreement provide that AMAC will indemnify the Advisor and its affiliates under certain circumstances.

      The Advisor is entitled to subcontract its obligations under the Advisory Agreement to an affiliate. In accordance with the foregoing, the Advisor has assigned its rights and obligations to Related.

      Pursuant to the Advisory Agreement, the Advisor is entitled to receive as compensation a number of shares equal to 1% of all common shares issued by AMAC. In connection with a 2,500,000 common share offering completed by AMAC in February, 2002, the Advisor was issued 25,000 common shares of AMAC.

                        ACCOUNTING AND AUDIT INFORMATION

AUDIT COMMITTEE CHARTER

      On June 12, 2001, the Board of Trustees adopted the following Audit Committee Charter. The Audit Committee Charter will be reviewed, updated and approved by the Board of Trustees each year:

      ROLE AND INDEPENDENCE

           The audit committee of the board of trustees of American Mortgage Acceptance Company (the "Corporation") assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Corporation and other such duties as directed by the board. The membership of the Corporation's audit committee (the "Committee") shall consist of at least three trustees who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on the Committee as set forth in the corporate governance standards of the American Stock Exchange. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors, if any, and the management of the Corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

           The board of trustees shall appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making Committee assignments and reporting to the board of trustees. The chairperson will also maintain regular liaison with the CEO, CFO, and the lead independent audit partner.

     RESPONSIBILITIES

           The Committee's primary responsibilities include:

           Recommending to the board the independent accountant to be selected or retained to audit the financial statements of the Corporation. In so doing, the Committee will request from the auditor a written affirmation, consistent with Independence Standards Board Standard 1, that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the board any actions necessary to oversee the auditor's independence.

           Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the board) to report on any and all appropriate matters.

           Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Corporation's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the board as to the inclusion of the Corporation's audited financial statements in the Corporation's annual report on Form 10-K.

           Reviewing with management and the independent auditor the quarterly financial information prior to the Corporation's filing of Form 10-Q. This review may be performed by the Committee or its chairperson.

           Discussing with management, the internal auditors, if any, and the external auditors the quality and adequacy of the Corporation's internal controls.

           Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

           Reporting Committee activities to the full board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

           The Committee's job is one of oversight. Management is responsible for the preparation of the Corporation's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the board recognize that management (including the internal audit staff, if any) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Corporation's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurances as to the financial statements and other financial information provided by the Corporation to its shareholders and others.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Trustees has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2001:

      o The Audit Committee has reviewed and discussed with AMAC's management AMAC's fiscal 2001 audited financial statements;

      o The Audit Committee has discussed with Deloitte & Touche LLP (AMAC's independent auditors) the matters required to be discussed by Statements on Auditing Standards No. 61 as amended by SAS No. 90;

      o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (which related to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from AMAC;

      Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in AMAC's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

      Submitted by the Audit Committee of the Board of Trustees:

                                                 Peter T. Allen-- Chairman
                                                 Arthur P. Fisch
                                                 Scott M. Mannes


                                 INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche LLP have been and are presently the independent auditors for AMAC. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from Shareholders.

AUDIT FEES

      The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $85,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      Deloitte did not provide the Company with any professional services for information technology services relating to financial information systems design and implementation for the year ended December 31, 2001.

ALL OTHER FEES

      The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the year ended December 31, 2001 were $30,000, primarily for income tax return preparation and related consultations.

                            EXPENSES OF SOLICITATION

      The cost of soliciting proxies will be borne by AMAC. Brokers and nominees should forward soliciting materials to the beneficial owners of the Shares held of record by such person, and AMAC will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by trustees, officers and regular employees of AMAC and the Advisor by personal interview or telephone.

                                VOTING PROCEDURES

      Equiserve, LP (the "Inspector") has been appointed the inspector of elections. The Inspector will count all votes cast, in person or by submission of a properly executed proxy, received at or prior to the Meeting. Abstentions and "broker non-votes" (nominees holding Shares for beneficial owners who have not voted on a specific matter) will be treated as present for purposes of determining whether a quorum is present at the Meeting. However, abstentions and broker non-votes will have no effect on the vote because the vote required is a plurality of the votes actually cast (assuming the presence of a quorum).

                              SHAREHOLDER PROPOSALS

      Any proposal by a Shareholder of AMAC intended to be presented at the 2003 Annual Meeting of Shareholders must be received by AMAC at its principal executive office not later than January 6, 2003 for inclusion in AMAC's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with other requirements of the proxy solicitation rules of the Commission.

                           ANNUAL REPORT ON FORM 10-K

      UPON WRITTEN REQUEST BY ANY SHAREHOLDER ENTITLED TO VOTE AT THE MEETING, AMAC WILL FURNISH THAT PERSON WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. Requests should be addressed to Veronica Hunt at American Mortgage Acceptance Company, 625 Madison Avenue, New York, New York 10022-1801.

                                 OTHER BUSINESS

      The Board of Trustees does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

      It is important that your Shares be represented at the Meeting. If you are unable to be present in person, please complete, date, sign and return the enclosed stamped, self-addressed proxy-card. Your failure to do so will increase the costs of operating AMAC and decrease the return on your investment.

                                            By Order of the Board of Trustees



                                            /s/ Stuart J. Boesky
                                            ---------------------------------
April 30, 2002                              Stuart J. Boesky
                                            Chairman, President and
                                            Chief Executive Officer

                                  COMPANY LOGO

Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of AMAC that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.



Sincerely,


American Mortgage Acceptance Company

--------------------------------------------------------------------------------
                                      PROXY

                      AMERICAN MORTGAGE ACCEPTANCE COMPANY

                               625 Madison Avenue
                            New York, New York 10022

                       SOLICITED BY THE BOARD OF TRUSTEES
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Michael I. Wirth, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all shares of beneficial interest of American Mortgage Acceptance Company ("AMAC") held of record by the undersigned on April 16, 2002 at the Annual Meeting of Shareholders to be held on June 11, 2002 and any adjournments thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL. THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

      PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

[SEE REVERSE SIDE]                                            [SEE REVERSE SIDE]

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                   DETACH HERE

[X] Please mark votes as in this example.

THE BOARD OF TRUSTEES RECOMMENDS A  VOTE "FOR" EACH OF THE LISTED NOMINEES

1.  Election of Trustees.                         2. In their discretion, the proxies are authorized to
    Nominees: Stuart J. Boesky, Peter T. Allen       vote upon any other business that may properly
    Arthur P. Fisch, Alan P. Hirmes and              come before the meeting.
    Scott M. Mannes

           FOR ALL      WITHOLD ALL
            [  ]            [  ]

[  ]-------------------------------------
    For ALL nominees EXCEPT as noted above


    MARK HERE IF YOU PLAN TO ATTEND THE MEETING [  ]
    MARK HERE FOR ADDRESS CHANGE AND NOTE  AT RIGHT [  ]


    Please sign exactly as name appears hereon. Joint owners should each sign.
    Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.



Signature:                          Date:           Signature:                            Date:
          -------------------------      -----------           -------------------------       -----------